FREEPORT-MCMORAN
COPPER & GOLD

4th Quarter 2009
Earnings Conference Call



Core Assets

FCX
LISTED
NYSE

January 21, 2010

www.fcx.com

Cautionary Statement Regarding Forward-Looking Statements


Core Assets

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold, molybdenum and cobalt price changes, reserve estimates, potential prepayments of debt, projected EBITDA and future dividend payments. The declaration and payment of dividends is at the discretion of the Company's Board of Directors and will depend on the Company's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. This press release also includes forward-looking statements regarding mineralized material not included in reserves. The mineralized material described in this press release will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated mineralized material not included in reserves will become proven and probable reserves. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update the forward-looking statements in this presentation and does not intend to update the forward-looking statements more frequently than quarterly. Additionally, important factors that might cause future results to differ from results anticipated by forward-looking statements include mine sequencing, production rates, industry risks, commodity prices, political risks, potential effects of violence in Indonesia, potential outcomes of the contract review process in the Democratic Republic of Congo, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2008, filed with the Securities and Exchange Commission (SEC), as updated by our subsequent filings with the SEC.

This presentation also contains certain financial measures such as unit net cash costs per pound of copper. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

2009 Highlights

- Successful Execution of Revised Operating Plans
- Strong Operating & Financial Performance
- Strengthened Balance Sheet
- Enhanced Financial and Liquidity Position
- Successful Start-up of Tenke Operations
- Added Reserves
- Maintained Future Growth Opportunities
- Reinstated Annual Cash Dividend to Shareholders

Strong Operating & Cost Performance 2009


Core Assets

- **Strong Volumes**
  - Access to High-Grade Section of the Grasberg Open Pit
  - Solid Results in the Americas
  - Tenke Start-up
- **Significant Cost Reductions**
  - Revised Operating Plans
  - Grasberg Ore Grades
  - Aggressive Cost Management/Lower Input Costs

Actual 2009 sales volumes higher and unit costs lower than January estimates*

- Cu +5% (211 mm lbs)
- Au +20% (439 k ozs)
- Unit Cash Costs -23% (16¢/lb)

Consolidated Site Production & Delivery
(excludes Africa)
$ per pound of copper


26% Reduction
$1.51
$1.12
Unit Net Cash Costs $1.16
Unit Net Cash Costs $0.55
2008
2009

*Sales volumes for 2009 totaled 4.1 bn lbs of copper (compared with 3.9 bn lbs in January 2009) and 2.6 mm ozs of gold (compared with 2.2 mm ozs in January 2009). The January 2009 unit cash costs estimate was 71¢/lb for 2009.

FREEPORT-MCMORAN COPPER & GOLD

Core Assets

4Q09 & 2009 Highlights

Sales Data	4Q09	2009
Copper		
Consolidated Volumes *(mm lbs)*	989	4,111
Average Realization *(per lb)*	$3.20	$2.60
Site Production & Delivery Unit Costs (1) *(per lb)*	$1.25	$1.12
Unit Net Cash Costs (1) *(per lb)*	$0.62	$0.55
Gold		
Consolidated Volumes *(000's ozs)*	551	2,639
Average Realization *(per oz)*	$1,115	$993
Molybdenum		
Consolidated Volumes *(mm lbs)*	16	58
Average Realization *(per lb)*	$13.45	$12.36

Financial Results *(in millions, except per share amounts)*	4Q09	2009
Revenues	$4,610	$15,040
Net Income Attributable to Common Stock	$971	$2,527
Diluted Earnings Per Share	$2.15	$5.86
Operating Cash Flows (2)	$1,547	$4,397
Capital Expenditures (3)	$449	$1,587
Total Debt	-	$6,346
Consolidated Cash	-	$2,656

(1) Excludes Africa operations which are continuing start-up activities.
(2) Includes working capital uses of $323 mm in 4Q09 and $770 mm for the year 2009.
(3) Includes $200 MM property.

Quarterly Operating Highlights

4Q09 Unit Production Costs

(per pound of copper)

	North America	South America	Indonesia	Consolidated[1]
Cash Unit Costs				
Site Production & Delivery[2]	$1.22	$1.20	$1.36	$1.25
By-product Credits	(0.24)	(0.13)	(2.39)	(0.83)
Treatment Charges	0.09	0.15	0.24	0.16
Royalties[2]	-	-	0.12	0.04
Unit Net Cash Costs (Credits)	$1.07	$1.22	$(0.67)	$0.62

Sales From Mines for 4Q by Region


North America
302
387
Cu
mm lbs
16
12(3)
Mo
mm lbs
4Q09
4Q08
4Q09
4Q08
South America
354
399
Cu
mm lbs
Au
000's ozs
22
33
4Q09
4Q08
4Q09
4Q08
Indonesia
269
411
Cu
mm lbs
528
425
Au
000's ozs
4Q09
4Q08
4Q09
4Q08

(1) Excludes Africa operations which are continuing start-up activities.
(2) Profit sharing in South America and severance taxes in North America included in production costs.
(3) Includes molybdenum from South America.
NOTE: For a reconciliation of unit net cash costs (credits) per pound to production and delivery cost applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's web site.

Preliminary Reserves at 12/31/09

Consolidated Proven & Probable Reserves

	Copper billion lbs	Molybdenum billion lbs	Gold million ozs
Reserves @ 12/31/08	**102.0**	**2.48**	**40.0**
Additions/revisions*	6.3	0.16	(0.1)
Production	(4.1)	(0.05)	(2.7)
Net change	2.2	0.11	(2.8)
Reserves @ 12/31/09	**104.2**	**2.59**	**37.2**
* as % of 2009 production	153%	302%	-7%
Reserves @ 12/31/99	**93.2**	**2.14**	**51.4**
Additions/revisions*	49.7	1.04	11.9
Production	(38.7)	(0.59)	(26.1)
Net change	11.0	0.45	(14.2)
Reserves @ 12/31/09	**104.2**	**2.59**	**37.2**
* as % of production	128%	177%	45%

Long-term prices of $1.60 copper, $8 molybdenum, and $550 gold
Note: Reserves as of 12/31/99 are pro forma

12/31/09
Copper Reserves
by Geographical Region


North America
South America
Indonesia
Africa

Core Assets

Preliminary Consolidated Copper Reserves

104 billion lbs of Copper Reserves at 12/31/09
+6.3 billion lbs of net additions


27.7
34.0
8.4
34.1

North America
Reserves: 27.7
Additions: 0.6
Additions at Morenci

South America
Reserves: 34.0
Additions: 3.2
+3.0 billion lb addition at Cerro Verde

Africa
Reserves: 8.4
Additions: 2.6
Replaced over 10x annual production rate of 250mm lbs Cu/yr

Indonesia
Reserves: 34.1
33% of total copper reserves

Figures in billions of pounds of recoverable copper

Copper Reserves & Mineralized Material

Preliminary Estimates as of 12/31/09


104
123
at $1.60 copper price
at $2.00 copper price

Reserves (a)	**Mineralized Material** (b)
(billion lbs of recoverable copper)	*(billion lbs of contained copper)* (Incremental to Reserves)

(a) Consolidated copper reserves using a long-term copper price of $1.60; 83 billion pounds net to FCX's interest

*(b) Consolidated copper resources using a long-term copper price of $2.00. **Mineralized Material is not included in reserves and will not qualify as reserves until comprehensive studies establish their legal and economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proven and probable reserves. See Cautionary Statement.***

Markets


LME Copper Price
LME & COMEX Exchange Stocks*
000's Metric Tons
Cents Per Pound
2,000
1,750
1,500
1,250
1,000
750
500
250
0
400
350
300
250
200
150
100
50
0
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)


$1,200
$1,000
$800
$600
$400
$200
$0
Jan-99 Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07 Jan-08 Jan-09 Jan-10

Molybdenum Price* ($/lb)


$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08 Jan-09 Jul-09 Jan-10

* Metals Week – Molybdenum Dealer Oxide Price


Core Assets

2010 Outlook

- **Sales Outlook:**
  - ***Copper: 3.8 Billion lbs.***
  - ***Gold: 1.8 Million ozs.***
  - ***Molybdenum: 60 Million lbs.***
- **Unit Net Cash Cost (1):**
  - ***86¢/lb***
- **Operating Cash Flows (2):**
  - ***$5.3 Billion, net of $0.4 Billion in W/C Uses***
  - ***Assumes $3.25/lb Copper***
  - ***Each 10¢/lb Change in Copper = $260 MM in 2010***
- **Capital Expenditures:**
  - ***$1.7 Billion***

(1) Assumes average prices of $1,100/oz for gold and $12/lb for molybdenum in 2010; excludes Africa operations which are continuing start-up activities.

(2) Assumes prices of $1,100/oz gold, and $12/lb molybdenum in 2010; each $50/oz change in gold would have an approximate $50 MM impact, and each $1.00/lb change in molybdenum would have an approximate $45 MM impact.

NOTE: Amounts are projections; see cautionary statement.

Development Project Update
North America



Miami Mine Restart

- Restart of the Miami mine
- Ramp up to 100MM lbs Cu/year by second half 2011
- $40MM project, primarily mining equipment
- 12/31/09 reserves of 600MM lbs Cu

Morenci Mill Restart

- Based on the current mine plan, sulfide ore is available to feed the mill
- Restart & ramp-up to 30K t/d
- Minimal restart costs
- Continuing to assess timing of increased mining rates


Morenci Concentrator

Development Project Update

South America


Core Assets

El Abra Sulfolix

- Large sulfide mineral deposit underlying current oxide pit; project extends life 10+ years & provides ~300MM lbs Cu/yr aggregate to replace oxides
- New leach pad & modifications to existing crushing plant
- Approximate $700MM project through 2015 with about $500MM* to be spent on the initial phase to be completed in 2012

Cerro Verde Expansion

- $50MM project to increase mill rate from 108K t/d to 120K t/d
- 30MM lbs Cu per year of incremental metal at low cash cost
- Large reserve base - continue to review larger expansion opportunities



Cerro Verde Concentrator

* *approximately $75mm spent to-date*

FREEPORT-McMoRAN COPPER & GOLD

Long-Term Underground Mine Development in Indonesia

Core Assets

- Several large-scale underground projects to develop significant underground reserves
  - Aggregate reserves of 41 billion lbs Cu & 35 million ozs Au
  - 155 miles of underground tunnels completed with an additional 580 miles projected through the life of the mine
- DOZ expanded to 80,000 t/d
- Big Gossan mine – small, high-grade mine with full rates by late 2012
- Grasberg Block Cave – continuing development to ramp-up upon completion of the open pit
- Deep MLZ – completed Feasibility Study with start-up as the DOZ ramps down



Grasberg open pit
Grasberg Block Cave
Kucing Liar
Big Gossan
DOZ
DMLZ

Freeport-McMoRan Copper & Gold

Tenke Fungurume

Core Assets

- Construction activities complete
- Achieved design production rates on Cu; start-up issues on Co circuit continue to be addressed
- At full rates (initial phase), aggregate annual metal of 250MM lbs Cu & 18MM lbs Co
- During 4Q09, sold 64MM lbs Cu & 2MM lbs Co


SAG Mill


Exploration Drives the Mine Plan

- Exploration activities continue to support opportunities for future expansion
- Aggregate reserves: 135MM mt at 3.13% Cu & 0.33% Co with 8.4 billion lbs Cu & 0.8 billion lbs Co
- Initiated feasibility study in 4Q09 to evaluate second phase of the project, optimizing current plant and potentially increasing capacity by 50%

FREEPORT-McMoRAN COPPER & GOLD

Core Assets

Exploration Targets in Major Mineral Districts


Core Assets


Safford/Lone Star/Morenci District
Cerro Verde
Tenke Fungurume/Africa
Grasberg/Indonesia

Exploration in 2010e
$100 million


North America 30%
South America 21%
Africa 19%
25% Indonesia
5%
Australasia & Other Areas

Note: FCX's consolidated share; e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD


Core Assets

Sales Profile 2007 - 2011e

Copper Sales (billion lbs)


5
4
3
2
1
0
3.9
4.1
4.1
3.8
3.8
2007 Pro Forma*
2008
2009
2010e
2011e

Note: Consolidated copper sales include approximately 647 mm lbs in 2007, 699 mm lbs in 2008, 746 mm lbs in 2009, 725 mm lbs in 2010e and 715 mm lbs in 2011e for noncontrolling interest; excludes purchased copper

* 2007 includes pre-acquisition sales of 505 mm lbs of copper, 18 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)


3
2
1
0
2.3
1.3
2.6
1.8
1.9
2007 Pro Forma*
2008
2009
2010e
2011e

Note: Consolidated gold sales include approximately 228 k oz in 2007, 134 k oz in 2008, 256 k oz in 2009, 180 k oz in 2010e, and 190 k oz in 2011e for noncontrolling interest

Molybdenum Sales (million lbs)


100
80
60
40
20
0
69
71
58
60
65
2007 Pro Forma*
2008
2009
2010e
2011e

e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD


Core Assets

2010e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
890
860
960
1,090
1Q10e
2Q10e
3Q10e
4Q10e

Note: Consolidated copper sales include approximately 175 mm lbs in 1Q10e, 170 mm lbs in 2Q10e, 180 mm lbs in 3Q10e and 200 mm lbs in 4Q10e for noncontrolling interest; excludes purchased copper.

Gold Sales (thousand ozs)


800
600
400
200
0
490
280
385
675
1Q10e
2Q10e
3Q10e
4Q10e

Note: Consolidated gold sales include approximately 50 k oz in 1Q10e, 25 k oz in 2Q10e, 40 k oz in 3Q10e and 65 k oz in 4Q10e for noncontrolling interest.

Molybdenum Sales (million lbs)


25
20
15
10
5
0
15
15
15
15
1Q10e
2Q10e
3Q10e
4Q10e

e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Core Assets

2009 and 2010e Sales by Region

2009 Sales by Region (1)

North America



1,187
Cu
mm lbs
58
Mo
mm lbs

South America



1,394
Cu
mm lbs
Au
mm ozs
0.1

Indonesia



1,400
Cu
mm lbs
2.5
Au
mm ozs

2010e Sales by Region (1)

North America



1,040
Cu
mm lbs
60
Mo
mm lbs

South America



1,290
Cu
mm lbs
Au
mm ozs
0.1

Indonesia



1,230
Cu
mm lbs
1.7
Au
mm ozs

(1) 2009 sales include 130 MM pounds and 2010e sales include 240 MM pounds from Africa.
Note: e = estimate. See Cautionary Statement.

2009 and 2010e Unit Production Costs by Region

2009 (per pound of copper)	North America	South America	Indonesia	Consolidated (3)
Unit Cash Costs				
Site Production & Delivery(1)	$1.25	$1.08	$1.05	$1.12
By-product Credits	(0.23)	(0.11)	(1.86)	(0.77)
Treatment Charges	0.09	0.15	0.22	0.16
Royalties(1)	-	-	0.10	0.04
Unit Net Cash Costs	$1.11	$1.12	($0.49)	$0.55

2010e (per pound of copper)	North America	South America	Indonesia	Consolidated (3)
Unit Cash Costs (2)				
Site Production & Delivery(1)	$1.45	$1.20	$1.43	$1.35
By-product Credits	(0.31)	(0.15)	(1.56)	(0.68)
Treatment Charges	0.09	0.15	0.22	0.15
Royalties(1)	-	-	0.12	0.04
Unit Net Cash Costs	$1.23	$1.20	$0.21	$0.86

(1) Production costs include profit sharing in South America and severance taxes in North America
(2) Estimates assume average prices of $3.25/lb for copper, $1,100/oz for gold and $12/lb for molybdenum for 2010. Quarterly unit costs will vary significantly with variations in quarterly metal sales volumes.
(3) Consolidated amounts exclude Africa operations which are continuing start-up activities.
Note: e = estimate. See Cautionary Statement.

FREEPORT-McMoRAN COPPER & GOLD

Reconciliation of Unit Cash Costs
Consolidated (excluding Tenke)

Core Assets

	¢ per lb of copper
2009	**55¢**
Grasberg, primarily lower volumes (a)	**27**
North America (b)	**2**
South America (c)	**2**
Total	**31**
2010e	**86¢**

(a) lower projected sales volumes and higher commodity-based input costs; copper and gold volumes are 12% and 32% lower, respectively
(b) higher input costs and lower volumes, partly offset by higher molybdenum credits; copper volumes are down 12%
(c) lower volumes and the impact of foreign currency exchange rates, partly offset by lower sulphuric acid costs; copper volumes are down 7%

Site Operating Costs by Category

Consolidated


Materials
33%
Manpower
30%
Other
12%
Energy
20%
5%
Acid

2009


31%
34%
11%
21%
3%

2010e

Note: e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

EBITDA and Cash Flow at Various Copper Prices


Core Assets

2010e/2011e Average EBITDA

($1,000 Gold & $10 Molybdenum)



(US$ billions)
$10
$8
$6
$4
$2
$0
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

2010e/2011e Average Operating Cash Flow (excluding Working Capital changes)

($1,000 Gold & $10 Molybdenum)



(US$ billions)
$8
$6
$4
$2
$0
Cu $2.50/lb
Cu $3.00/lb
Cu $3.50/lb

Note: For 2010e/2011e average, each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $2.00/lb change in molybdenum approximates $110 million to EBITDA and $90 mm to operating cash flow. EBITDA equals operating income plus depreciation, depletion and amortization.

e = estimate. See Cautionary Statement

Sensitivities

Change	EBITDA	Operating Cash Flow
	(US$ millions)	
Copper: -/+ $0.10/lb	$375	$260
Molybdenum: -/+ $1.00/lb	$55	$45
Gold: -/+ $50/ounce	$90	$50
Diesel [(1)]: -/+ 10%	$45	$30
Purchased Power [(2)]: -/+ 10%	$40	$25
Currencies [(3)]: +/- 10%	$120	$70

(1) $2.00/gallon base case assumption.
(2) 6.7¢/kWh base case assumption.
(3) U.S. Dollar Exchange Rates: 500 Chilean peso, 9,500 Indonesian rupiah, $0.90 Australian dollar, $1.44 Euro, 3.00 Peruvian Nuevo Sol base case assumption. Each +10% equals a 10% strengthening of the U.S. dollar; a strengthening of the U.S. dollar against foreign currencies equates to a cost benefit of noted amounts.
NOTE: Based on 2010e/2011e average. Operating cash flow amounts exclude working capital changes. e = estimate. See Cautionary Statement.

Capital Expenditures (1)



Major Projects
All Other
(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$2.7
1.1
1.6
$1.6
0.6
1.0 (2)
$1.7
0.9
0.8 (3)
$1.3
0.8
0.5 (3)
2008
2009
2010e
2011e

(1) Capital expenditure estimates will continue to be reviewed and revised subject to market conditions.
(2) Includes Tenke development, Grasberg underground development and $200 MM for property acquisition adjacent to Sierrita.
(3) Primarily includes Grasberg underground development and El Abra sulfide.
Note: Includes capitalized interest. e = estimate. See Cautionary Statement.

Balance Sheet


Core Assets

- *Significant Liquidity*
- *Strong Credit Metrics*
- *No Near-term Maturities*

(US$ billions)


$20
$15
$10
$5
$0
Total Debt
$17.6 (1)
$7.4
$6.3
At Time of PD Acquisition in March 2007
12/31/08
12/31/09

	At Time of PD Acquisition in March 2007	12/31/08	12/31/09
Cash	*$3.4*	*$0.9*	*$2.7*
Net Debt	*$14.2*	*$6.5*	*$3.7*

(1) Pro Forma year-end 2006 total debt of $1.6 billion plus $16 billion in acquisition debt.

FCX Debt Maturities 12/31/09

Total Debt & Cash at 12/31/09
(US$ billions)

Public Debt	$6.2
Other Debt	0.1
Total Debt	$6.3
Consolidated Cash	$2.7


(US$ millions)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$16
$93
$14
$1
$1
$2,299
Floating Rate & 8.25% Senior Notes
$3,922
8.375% Senior Notes and PD Senior Notes
2010
2011
2012
2013
2014
2015
Thereafter
Public Debt
Other Debt

FREEPORT-MCMORAN COPPER & GOLD

Financial Policy

Core Assets

- Maintain Strong Balance Sheet & Liquidity Position
- Aggressive Cost Management
- Invest in Attractive Growth Projects as Economic Conditions Warrant
- Opportunistic Debt Repayment
- Board Action to Reinstate Common Stock Dividend: $0.60/share per annum
- Board to Review Financial Policy on an Ongoing Basis

FREEPORT-MCMORAN COPPER & GOLD


Core Assets

FCX Investment Summary

- **World's Premier Publicly Traded Copper Company**
- **World's Largest Molybdenum Producer & Significant Gold Producer**
- **Long-lived Reserves, Geographically Diverse Operations**
- **Flexible Operating Structure Can Respond to Varying Market Conditions**
- **Significant Reserve Growth**

Reference Slides

FREEPORT-MCMORAN COPPER & GOLD

Grasberg Open Pit

Core Assets


9N
8E
7S
9S
8S
N

FREEPORT-McMoRAN COPPER & GOLD

Core Assets

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2010e-2014e

2010e – 2014e PT-FI Share
Total: 5.7 billion lbs copper
Annual Average: 1.14 billion lbs

2010e – 2014e PT-FI Share
Total: 8.0 million ozs gold
Annual Average: 1.6 million ozs



Copper, billion lbs
Gold, million ozs
1.2
1.7
1.1
1.8
1.1
1.3
1.2
1.6
1.1
1.6
2010e
2011e
2012e
2013e
2014e

e = estimate. Amounts are projections; see Cautionary Statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2010

Copper Equivalent Cross Section

Core Assets



A
B
Following a mine-out of 7S in 1Q10,
8E is the Primary Ore Pushback in 2010
8E
7S
End
2009
1Q10
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2010

Copper Equivalent Cross Section

Core Assets



A
B
Following a mine-out of 7S in 1Q10,
8E is the Primary Ore Pushback in 2010
8E
7S
End 2009
1Q10
2Q10
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
Following a mine-out of 7S in 1Q10,
8E is the Primary Ore Pushback in 2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
8E
7S
End 2009
1Q10
2Q10
3Q10

Freeport-McMoRan Copper & Gold

Mining Sequence in 2010

Copper Equivalent Cross Section

Core Assets


A
B
Following a mine-out of 7S in 1Q10,
8E is the Primary Ore Pushback in 2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq
8E
7S
End
2009
1Q10
2Q10
3Q10
4Q10

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2011

Copper Equivalent Cross Section

Core Assets



A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End
2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2012

Copper Equivalent Cross Section

Core Assets


A
B
9N is the Primary Ore Pushback in 2012
9S
9N
End
2011
8E
2012
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2013

Copper Equivalent Cross Section


A
B
9N and 9S are the Primary Ore Pushbacks in 2013
9S
9N
End 2012
2013
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2014

Copper Equivalent Cross Section

Core Assets



A
B
9N and 9S are the Primary Ore Pushbacks in 2014
9S
9N
End 2013
2014
Grasberg Plan View
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq